Investor Presentation July 2009 Leading Asset Disposition Specialist Exhibit 99.2

Safe Harbor Statement
This presentation is intended for stockholders and warrantholders of Alternative Asset Management Acquisition Corp. (“AAMAC”), as well as other persons who might be interested in purchasing AAMAC securities, regarding AAMAC’s proposed business combination with Great American Group, LLC (“Great American”) as described in the definitive proxy statement/prospectus, dated July 20, 2009, filed with the
Securities and Exchange Commission (“SEC”) and AAMAC’s Current Report on Form 8-K filed with the SEC on July 28, 2009 (the “Current Report”) in connection with the proposed business combination.
Stockholders and warrantholders and other interested persons are urged to read the definitive proxy statement/prospectus, the Current Report and any other relevant documents to be filed by AAMAC or the
Great American Group, Inc. (the “Company”) with the SEC because they contain and will contain important information. Such persons can also read AAMAC’s final prospectus dated August 1, 2007, its Annual
Report on Form 10-K for the fiscal year ended December 31, 2008 and other reports as filed with the SEC, for a description of the security holdings of AAMAC’s officers and directors and their affiliates and their respective interests in the successful consummation of the proposed business combination. The definitive proxy statement/prospectus was mailed to stockholders and warrantholders, as the case may be, as of
July 8, 2009, the record date established for voting on the proposed business combination and related transactions. Stockholders, warrantholders and other interested persons will also be able to obtain a copy of the definitive proxy statement/prospectus or the Current Report, without charge, by directing a request to AAMAC in writing at 590 Madison Avenue, 35th Floor, New York, New York 10022, or by telephone at (212) 409-3424. Free copies of these documents can also be obtained at the SEC’s internet site (http://www.sec.gov).
AAMAC, Great American and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of AAMAC's stockholders and AAMAC's warrantholders to be held to approve the proposed business combination and related transactions. The underwriters of AAMAC's initial public offering may provide assistance to AAMAC, Great
American, the Company and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters' fees relating to
AAMAC's initial public offering were deferred pending stockholder approval of AAMAC's initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. Information about AAMAC's directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 on file with the SEC. Additional information regarding the interests of potential participants are included in the definitive proxy statement/prospectus and will be included in other materials to be filed by AAMAC and the
Company with the SEC.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about AAMAC, Great American and their combined business after completion of the proposed business combination.  Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of AAMAC management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to meaningfully differ from those set forth in the forward-looking statements:
•        AAMAC’s ability to complete its initial business combination within the specified time limits;
• difficulties encountered in integrating the merged businesses and management teams;
• officers and directors allocating their time to other businesses and potentially having conflicts of interest with AAMAC’s business or in approving the business combination with Great American or another business combination;
• success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following the business combination;
• delisting of AAMAC’s securities from the NYSE Amex or the ability to have the Company’s securities listed on the Nasdaq Capital Market following the transaction;
• the potential liquidity and trading of AAMAC’s and the Company’s public securities;
• the Company’s revenues and operating performance;
• changes in overall economic conditions;
• anticipated business development activities of the Company following the business combination;
• risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002);
• the promissory note to be issued by the Company will be made in favor of certain parties related to the Company and their interests may differ from those of the Company's securityholders;
• the Company's obligations pursuant to the promissory note may negatively effect the Company's financial position and results of operations;
• the Company's obligations pursuant to the promissory note may reduce its ability to pursue future liquidation engagements and other business opportunities;
• the Company's obligations pursuant to the promissory note may increase its need for additional sources of financing in the future and there can be no assurance that the Company will be able to obtain any additional financing on commercially reasonable terms, if at all;
• if the Company is unable to satisfy its obligations under the promissory note on or prior to the maturity date, there can be no assurance that the Company will be able to refinance the promissory note on commercially reasonable terms, if at all; and
•       other relevant risks detailed in AAMAC’s and the Company’s filings with the SEC.
The information set forth herein should be read in light of such risks.  None of AAMAC, the Company, or Great American assumes any obligation to update the information contained in this presentation.
Note Regarding Financial Information of Great American
The financial information and data of Great American contained in this presentation is derived from Great American’s unaudited financial statements and may not conform to Regulation S-X.  Accordingly, such information and data may be adjusted and presented differently in the definitive proxy statement/prospectus mailed to AAMAC’s stockholders and warrantholders.
Note Regarding Use of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA (each as defined in the appendix to this presentation) are non-GAAP financial measures (i.e., they are not measures of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP. In addition, EBITDA and Adjusted EBITDA as used by Great American may not be comparable to similarly titled measures of other companies. For definitions of and additional information regarding EBITDA and Adjusted EBITDA, and a reconciliation of such measures to the most comparable financial measures calculated in accordance with GAAP, please refer to the appendix to this presentation.
EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies, including companies in the auction, appraisal and asset valuation industries.  Accordingly, Great American believes that these financial measures may be useful to investors in assessing its operating performance. Great American also believes that these measures allow a standardized comparison between companies in the auction, appraisal and asset valuation industries, while minimizing the differences from depreciation policies, financial leverage and tax strategies.
While Great American uses EBITDA and Adjusted EBITDA in managing and analyzing its business and financial condition and believes these measures are useful to its management and investors for the reasons described above, these non-
GAAP financial measures have certain shortcomings. Great American’s management compensates for the shortcomings of EBITDA and Adjusted EBITDA by utilizing them in conjunction with their comparable GAAP financial measures.

GREAT AMERICAN GROUP

GREAT AMERICAN GROUP

AAMAC

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP

3 Michael Levitt Chairman Mark Klein President & CEO Andrew Gumaer CEO Paul Erickson Executive VP / Chief Financial Officer Scott Carpenter Executive VP / Director of Operations Presenters

Revised Transaction Structure

Transaction Summary
On May 14, 2009, AAMAC (NYSE AMEX: AMV) entered into an agreement and plan of reorganization with Great American Group (“Great
American” or “GA”) pursuant to which AAMAC and GA will become subsidiaries of a newly formed holding company (the “Company”)
Great American is one of the leading asset disposition and valuation firms having participated in liquidations and auctions of assets approximating
$30 billion since 1995
On July 28, 2009 AAMAC and GA revised the transaction terms. The final transaction terms are as follows:
3.9x firm value/2009 Earnout Target EBITDA Valuation
Can repurchase ~$200 million of AAMAC shares above and beyond the 30% redemption in connection with the
Acquisition
Share
Repurchase
1 AAMAC share exchanged for 2.0 Company shares
Implied cost basis per share of $4.92
AAMAC Stock
Exchange Ratio
Warrants to be redeemed on or prior to the 90 day post close for $0.50 per warrant or exchanged for new warrants of the
Company at higher strike price and extended term pursuant to an exchange offer contemplated by the Company
Founders have agreed to either redeem or exchange their warrants in accordance with holders of a majority of the warrants
Warrant holders precluded from exercising existing warrants during 90 day period post close prior to redemption
Warrant
Repurchase /
Exchange
Retain 1.5 million shares at close
1.0 million shares will be held in escrow and released on the same basis as management’s earnout for 2009
Forfeit 7.9 million shares plus as additional 2.5 million shares of the Company received as a result of the exchange ratio
Founders’
Promote
Total of 6.0 million shares based on achieving Adjusted EBITDA targets of $45, $55 and $65 million for 2009 – 2011, respectively
GA Management
Earnout
$60 million in the form of a promissory note, the principal amount of which is subject to adjustment, paying a 12% interest rate over a 5 year term
12.0 million shares
Consideration to
GA Members
Final Transaction Terms
Shareholder vote rescheduled for July 30, 2009

Transaction Structure
Firm Valuation Firm Value / 2009 EBITDA Relative to Comps
Pro Forma Ownership at Close
26.2x
15.4x
9.8x 9.8x
9.6x
3.9x
BID RBA CPRT FCN LQDT GA
Comp Average: 14.2x
AAMAC
Shareholders
56.3%
GA Members
38.9%
AAMAC
Founders
4.9%
Enterprise Valuation Summary at Closing Final
($ in millions, except price per share)
Assumed Price Per Share
(1)
$4.92
Fully Diluted Shares
(2)
30.9
Fully Diluted Equity Value $152
Plus: Pro Forma Debt as of 03/31/09 79
Less: Estimated Cash at Close (72)
Enterprise Value $159
LTM 3/31/09 Adjusted EBITDA $35
2009 EBITDA Earn-Out Target 45
2009 Earn-Out Consideration 15
Plus: Pro Forma Debt as of 03/31/09 79
Less: Estimated Cash at Close (72)
2009E Enterprise Value 174
2009E TEV Multiple (with Earn-Out) 3.9x
2010 EBITDA Earn-Out Target $55
2010 Earn-Out Consideration 10
Plus: Debt as of 03/31/09 79
Less: Estimated Cash at Close (72)
2010E Enterprise Value 184
2010E TEV Multiple (with Earn-Out) 3.3x
2011 EBITDA Earn-Out Target $65
2011 Earn-Out Consideration 10
Plus: Debt as of 03/31/09 79
Less: Estimated Cash at Close (72)
2011E Enterprise Value 193
2011E TEV Multiple (with Earn-Out) 3.0x
(2)
(1) Assumes 8.7 mm shares post-buyback plus 8.7 mm shares issued to public investors for a cost basis of 50%, multiplied by $9.84 cash per share held in trust as of 3/31/09.
(2) Assumes 12.4 mm shares are converted, all outstanding warrants are redeemed and repurchase of 20.3 mm of shares at an assumed price of $9.84 per share.

Investment Summary

One of Largest Asset Disposition and Appraisal Service Providers
Provide asset disposition and appraisal services to the retail, industrial and real estate markets
Participated in liquidations and auctions of assets approximating $30 billion since 1995
Generated net revenue and Adjusted EBITDA of $79.2 million and $35.4 million (LTM 3/31/09)
Significant Barriers to Entry
Experience, scale and capital pose significant obstacles to new entrants
Difficult to replicate multi-year database on buyers, price points, millions of SKUs, etc., which provides valuable competitive information for appraisal and valuations
One of the big 3 retail liquidators; participated in 47% of all major retail liquidations approved by U.S. Bankruptcy Court (LTM 3/31/09)
Scalable Platform Poised for Long-term Growth Throughout Economic Cycles
Infrastructure of employees, relationships, and intellectual capital in place to further develop recent initiatives, including geographic expansion, that will be accelerated through anticipated infusion of new capital from the transaction
Primary expansion initiatives include home auctions, engagements with healthy retailers, international operations and real estate services
Economic Conditions Conducive to GA Business
Current economic slowdown expected to have prolonged, multi-year impact on consumers
Weaker consumer spending expected to accelerate secular changes already taking place in retail industry
Anticipated Capital Infusion Expected to Enhance GA’s Profit Participation in Deals
Due to capital constraints, GA currently surrenders significant profit participation to debt financing sources on a deal by deal basis
Anticipated capital from transaction is expected to enable GA to retain more profits otherwise surrendered to financing sources such as lenders and passive partners in collaborative arrangements
Great American Investment Highlights

Anticipated cash infusion will serve as a catalyst, allowing management to capitalize on a significant number of growth opportunities
Reduces profit participation by financial partners for guaranteed (equity-based) liquidations
Realigns management and members of GA
Decreases need to take on collaborators by decreasing capital constraints
Incremental Cash
Flow
Provides capital for add-on acquisitions
Public equity to help recruit, retain and incentivize employees
Reorganization
and Currency
Expedites current expansion initiatives to enhance scale and diversity
Growth and
Expansion
GA Transaction Rationale

GREAT AMERICAN GROUP

GREAT AMERICAN GROUP

LINENS-N-THINGS
BOMBARDIER
Bank of America
circuit city
STEVE & BARRY'S
Pier 1 imports
citibank
mervyns
HEALTHSOUTH
JPMorganChase
kmart
Montgomery Ward
DAIMLERCHRYSLER
Eddie Bauer
Office DEPOT
BORDERS Group
macy's
WELLS FARGO

Great American Overview
GA assists clients with achieving liquidity for a wide
range of assets efficiently by monetizing underperforming
assets
Comprised of three business divisions
Retail Liquidation – Provides asset disposition and real
estate services to retail clients
Auctions – Provides equipment, inventory, real estate
and other asset disposition services
Appraisals – Provides retail and appraisal services to
financial institutions, lenders and capital providers
Completed transactions involving approximately $7.3
billion in asset value
(1)
and appraised over an estimated
$190 billion of asset value (LTM 3/31/09)
Primarily focused on the U.S. and Canada but expanding
internationally
Generated LTM 3/31/09 Adjusted EBITDA of
approximately $35 million with 2009 Adjusted EBITDA
earn out target of $45 million
Business Overview Division Highlights
(1)
(1) Retail Liquidation and Auctions data LTM 3/31/09.  Appraisals data FY 2008.
Select Transactions / Clients
Retail
Liquidation
Appraisals
75+ 10+ 35+ Employees
25+ 65+ 160+ Consultants
715 53 47 # of Projects
$190 billion $0.6 billion $6.7 billion
Estimated
Project Asset
Value
23% 12% 65% % of Total Rev.
Auctions
(1) Includes Retail Liquidation and Auctions.

Recognized Market Leader Across All Business Lines
Seasoned valuation experts
Leverage GA’s institutional
knowledge and databases from
other two divisions
Strong reputation for quality and
accuracy established from long
track record
Long-standing relationships with
leading lenders
Significant deal source for
liquidations and auctions
Recognized industry reputation and
established relationships with buyers and
sellers
Market expertise across multiple industries
Proprietary database provides accurate
auction sales estimates and identifies
potential buyers
Ability to offer auctions nationally using
wide variety of formats including
continuous online auctions, and webcast
of live onsite auctions
Proven track record having liquidated
many of the largest retail liquidations
over last decade
National presence as nation-wide chain
retailers become more dominant
Management and network of field
consultants with retail expertise
Proprietary liquidation database provides
more accurate recovery outcomes
Recognizable brand and strong
relationships with key industry
professionals
Competitive
Advantages
Retail market asset value estimated
at $100 billion
Industrial market asset value
estimated at $340 billion
Approximately $100 billion asset value (3) $200+ billion inventory value for U.S.
retailers (1)
– Approximately $40 billion inventory
value for distressed retailers (2)
Market Size
Market leader in providing appraisal
services in retail, industrial,
intellectual property and real estate
Appraised over $875 billion in
estimated asset value over last 15
years
40% and 44% market share for
retail and industrial segments,
respectively (5)
One of the most nationally recognized
participants across wide range of
industries
Value of assets auctioned since 1995
estimated at over $6 billion
Participated in 44% of all major inventory
liquidations over past six years; 47%
over the last twelve months (4)
Participated in liquidations involving over
$23 billion in assets since 1995
GA Market
Position
3 major players Fragmented with many players by industry 3 major players Market Structure
Appraisal Auction Retail Liquidation
GA is well positioned to continue to gain market share and generate significant earnings growth across all divisions
(1) Includes retailers with 25+ stores. Excludes auto and auto parts retailers. Based on US Census data.
(2) Estimated assuming distressed retailers (defined by total leverage of >2.5x LTM EBITDA) with LTM EBITDA >$10.0mm. Includes only firms with public filings. Source: CapIQ.
(3) Based on Wall Street research only for the global used industrial equipment market.
(4) Based on bankruptcy auctioned inventory approved by U.S. Bankruptcy Court.
(5) Based on GA estimates.

US Retailer Market Statistics
Total US Retail Inventory
(2)
– (excluding autos) Total US Retail Sales
(2)
– (excluding autos)
Total US Retail Sales (ex autos) were approx $3.1 Trillion Total US Retail Inventory (ex autos) approx $333 Billion
(1) 2002 US Census statistics excluding autos and auto parts suppliers
(2) 2007 statistics; includes all retailers excluding autos and auto parts dealers
(3) Source:  Canaccord Adams
(4) Source: Reis, Inc.
$-
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$-
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
454 # of Retailers with 100 or more stores
239,103 Total # of Stores of Retailers
527     Average # of Stores for Retailers
$1.22 Trn Sales of Retailers (100 or more stores)
Retailers with 100 or More Stores
(1)
– (excluding autos)
U.S. Retail Market is Over-Developed
Retail square footage per capita increased from approximately 7.0 in
1970 to 22.0 in 2008 (3)
Mall vacancies are now at their highest point in almost a decade with a vacancy rate of 9.5% as of April 14, 2009
(4)
- The mall vacancy rate was 5.8% at the end of 2007
(4)

(1) Based upon select retailers (excluding autos and gas stations) with national presence or noteable scale. Source: MVI Retail
Secular Trends Are Favorable to GA’s Business Prospects
But # of Large Retailers
(1)
is Declining # Stores for Large Retailers
(1)
is Growing
Dual Benefit For Great American
As larger retailers grow and increase market share, the smaller retailers are forced out of business => resulting in liquidations for GA
As larger retailers grow their store base, there is an increasing need and financial rationale for retailers to outsource store closings to a third party like GA => resulting in healthy retailer business for GA
While liquidations have been around for decades, the recent secular trends make the liquidation business one with sustainable revenue characteristics and robust growth opportunities.
Competitive barriers impede outsiders from entering the business
Secular Trends Make GA’s Business Prospects Compelling
Total # Stores
170,133
177,385
175,259
163,252
167,128
185,499
180,078
191,324
190,286
189,855
100,000
110,000
120,000
130,000
140,000
150,000
160,000
170,000
180,000
190,000
200,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Total # Retailers
239
236
245
250
258
264
282
271
228
231
150
175
200
225
250
275
300
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Avg # Stores Per Retailer
735
776
679
710
617
804
839
824
644
579
450
500
550
600
650
700
750
800
850
900
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

GREAT AMERICAN GROUP

Consumer Confidence
Household Debt as % of GDP

Company Filings
Default Rate

Store Closings (mm sq ft)

Properties Foreclosed (mm)

+79%
+81%
+29%
Both Short and Long-term Market Trends Favor GA
Source: ABI World, Altman High Yield Report and S&P LCD.
Bankruptcies Expected to Continue to Rise
Source: Bloomberg, FRED database and Bureau of Economic Analysis.
Consumers Remain Overlevered With
Consumer Sentiment Not Improving
Store Closures for Foreseeable Future Driven by
Economic Cycle and Over Expansion
2007 1995
62,996
54%
11,597
13%
# of National Retailer Stores
National Retailers’ Sales as %
of Total Retail Sales
Source: Great American and Wall Street research.
Home Foreclosures Not Yet at Peak Levels
Source: RealtyTrac and Wall Street research.
YTD
16.4
57.0
0
20
40
60
80
100
120
140
160
Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09
75%
80%
85%
90%
95%
100%
Household Debt as % of GDP Consumer Confidence
48.2
67.8
49.4
45.8
70.6
43.5
114.6
90.5
55.2
27.2
26.4
102.9
125.0
33.9
34.9
0
20
40
60
80
100
120
140
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E
Median = 48.8 mm sq ft
0
10,000
20,000
30,000
40,000
50,000
2003 2004 2005 2006 2007 2008 2009E
0%
2%
4%
6%
8%
10%
12%
14%
16%
Company Filings High Yield Default Rate
0.8
0.7
1.3
2.3
3.0
5.1
0.0
1.0
2.0
3.0
4.0
5.0
6.0
2005 2006 2007 2008 2009E 2010-2012E

15 (1) Based on retailers in European developed markets with LTM EBITDA >$10 million. Only includes publicly reporting companies. Assumes healthy companies will liquidate 10% of stores/inventory in the normal course of business, and distressed companies will liquidate entirely.
(2) Estimated assuming healthy US and Canada public retailers (defined by total leverage of <2.5x LTM EBITDA) with LTM EBITDA > $10.0 mm will liquidate 10% of stores / inventory in the normal course of business. Value as of 12/31/08. Only includes SEC reporting retailers.
(3) Assumes 8.1 million estimated foreclosed homes from 2009 through 2012, $100,000 average selling price, 10% of foreclosed homes sold via auction, 80% of homes at auction are sold and auctioneer receives 10% of average selling price. Based on Wall Street research.
(4) Total E-Commerce market including both B2B and B2C segments. Based on U.S. Census report dated 2/17/09.
Synergistic Growth Opportunities to Augment Existing Business
Retail
Liquidation
NA Closing stores involves both liquidating inventory,
mitigating lease liability, and maximizing real estate
value
Real Estate Services
$6.5 billion
(3)
Leverage GA’s extensive auction experience to
participate in bourgeoning multi-billion dollar home
foreclosure market
Home Foreclosures
$134 billion
(4)
Leverage GA’s auction experience, extensive
customer base and broker-dealer networks
E-Commerce
$8+  billion of
inventory value
(2)
Natural complement to liquidation practice
Currently underdeveloped market
“Healthy Retailer”
Store Closings
NA Enhance auction participation to increase recovery
value and reduce projected expenses
GA estimates that top 15 industrial auction firms now
webcast 75% of all auctions
Webcasting
$70+  billion of
inventory value
(1)
Western Europe and the UK slower to emerge from
economic downturn than US
Fewer competitors
International
Expansion
Est. Market Size Rationale Opportunity
Auctions

Senior Management Team
17 President, CEO, and COO of various retail companies
Vice Chairman
/ President
Harvey Yellen
14 14 years with the Company as CFO, CAO, and COO
15 years of experience in finance and operations in the retail industry and public accounting
Total 29 years of professional experience
COO Tom Pabst
14 Retail Division GM/Controller for Guess? Inc
CFO for Joan Vass, Inc
CFO of 1001, Inc
EVP / CFO Paul Erickson
18 Founder & CEO of Great American Group
Senior VP, Drexel Burnham Lambert
CEO Andrew Gumaer
12 Manages all retail liquidations and has presided over the liquidation of thousands of retail stores and over $25 billion in inventory
EVP / Director
of Operations
Scott Carpenter
Performed auction sales, plant closings, industrial valuations and wind-downs on behalf of many Fortune 500 companies
Conducted, directed, and managed thousands of appraisals
Previous experience as a Director of Inventory Appraisal and
Valuations for a major service provider
Experience
15
CEO,
Appraisals
Lester Friedman
12
President –
W&I Division
Mark Weitz
Years with GA Title Name

Division Overview

Retail Liquidation Division Overview
GA usually bids alone for small to medium sized liquidations
However for larger deals, GA may form a joint venture to bid on a liquidation given capital constraints
For joint venture deals, GA typically acts as the “lead partner” and is responsible for spearheading due diligence, contract negotiation, and project execution
Transaction
Structure
Liquidations are awarded to liquidators based on proposed inventory recovery values
GA derives its revenues from either a fee or guarantee basis
Fee basis – typical profit range between 1.5% and 5.0% of asset sales generated
Guarantee basis – deal profit averaged 6.9% of retail value of inventory liquidated, generating ROI of approximately 23% over an average investment period of 61 days (1)
Revenue
Model
Leverage GA’s leading market position and proprietary databases to further expand and increase profitability of liquidation business for distressed retailers
Capture greater share of inventory/asset dispositions for healthy retailers by leveraging its reputation and increasing its marketing efforts
Increase deal ownership percentage with anticipated increase in investment capital
Cross-sell of services between the Retail Liquidation, Appraisal, and Real
Estate Divisions to both existing and new clients
Implement growth initiatives by leveraging existing infrastructure
Strategy
Provides value added services to both distressed and healthy retailers
Orderly liquidation of inventory, fixtures, leases and other assets for distressed retailers
Efficient wind-down of underperforming stores for healthy retailers
Liquidated over $6.7 billion in retail value (LTM 3/31/09)
Overview
Fee vs. Guarantee Basis
Bid Alone / Lead vs. Equal /
Minority Partner
Guarantee
67%
Fee
33%
Note: Based on retail inventory liquidated by GA (LTM 3/31/09).
(1) Return defined as profit on guaranteed dollars. Based on LTM 3/31/09.
Note: Based on retail inventory liquidated in bankruptcy auctioned guaranteed deals (LTM 3/31/09).
Bid Alone /
Lead
74%
Equal /
Minority
Partner
26%

Take operational control of the closing
stores
Deploy GA team and field consultants at
corporate, regional and store level and
establish reporting hierarchy
Initiate merchandising, marketing and
discount strategy to maximize sales
Control store level expenses including
shrinkage
GA team (with sector field consultants)
perform due diligence on stores,
distribution centers, and corporate offices,
including a physical review of inventory
Analysis of historical sales data performed
at SKU level
Estimates of inventory recovery, four wall
costs, shrinkage, and length of liquidation
developed
Prepare proposal based upon price
guarantee or commission based fee
GA maintains a network with leading
retailers and retailer service providers to
constantly monitor potential opportunities
Various events including bankruptcy,
M&A, and internal restructurings create
the demand for GA’s liquidation services
Description
Comprehensive inventory, sales and cost
analysis based upon years of experience
and transactional data
Rigorous underwriting review based upon
historical experience and data limiting risk
for overbidding
Recognized by industry professionals for
comprehensive and robust due diligence
practices
2 to 4 weeks from receipt of bid package
Long-term relationships with key decision
makers
Market leadership, national presence and
established reputation
Insight garnered from Appraisal Division
and proprietary liquidation database
Incremental deal sourcing through
Appraisal and Real Estate Divisions
Ongoing 8 to 12 week liquidation process Timing
Extensive network of specialized field
consultants with ability to rapidly respond
to large transactions
Experience in adjusting merchandise and
advertising strategy on real-time basis
Proven track record of execution and client
satisfaction
GA Advantages
GA Well Positioned in the Liquidation Process
Deal Origination Deal Analysis & Proposal Store Liquidation

Mervyns Case Study
Deployed a 130+ person team of field consultants to the corporate office and stores to prepare for the sale
At the same time, Great American employed a rigorous $11 million advertising campaign through TV, radio, newspaper, signwalkers, and in-store signs to create excitement around the event
Purchased $100 million of additional inventory from vendors
Also liquidated furniture, fixtures and equipment in stores, distribution centers and corporate offices
The Liquidation
On December 28, 2008, 59 days after the bid, Great American and its partners successfully completed the disposition of  $1.1 billion of inventory and closed 149 stores
The Result
On October 30, 2008, the US Bankruptcy Court approved Great American as agent in conducting Mervyn’s going-out-
of-business sale
The Bid
Based on the size and scope of deal, Great American arranged a consortium of partners to participate
After thorough on-site analysis of the stores, historical recovery values, and discussion with its partners, Great
American determined a bid threshold with appropriate reps and warranties through stalking horse contract
Events leading to
the Bid
Mervyn’s declared bankruptcy on July 29, 2008. Great American’s Appraisal Division had previously provided valuation work for Mervyn’s since 2005 and also liquidated 58 stores and $335 million of retail inventory in 2006 thereby having unique knowledge of the asset
Situation Synopsis

GREAT AMERICAN GROUP

circuit city
mervyns
LINENS-N-THINGS
Lord & Taylor
kmart
macy's
Montgomery Ward
Whitehall Jewellers
Movie Gallery
fortunoff the source
Eddie Bauer
Hancock Fabrics
HECHINGER
FRIEDMAN'S JEWELERS
shoe pavilion

FTI
CDG Conway, Del Genio, Gries & Co.
Alvarez & Marsal
Houlihan Lokey
Duff & Phelps
Clear Thinking Group
AlixPartners
Richter Consulting, Inc.
RAS

Industry Leader in Terms of Deal Flow and Clients
Retail Auction Market Share
(1)
Historical Deal Profitability
(2)
Select Retail Transactions
Select Relationships with Key Decision Makers
(1) Based on participation in major inventory liquidations approved by U.S. Bankruptcy Court.
(2) Based on 2005-2009. Excludes discontinued operations.
Unprofitable
6%
Profitable
94%
42%
47%
43%
2003 - 2007 2008 2009 YTD

22 (1) Based on retailers in European developed markets with LTM EBITDA >$10 million. Only includes publicly reporting companies. Assumes healthy companies will liquidate 10% of stores/inventory in the normal course of business, and distressed companies will liquidate entirely.
(2) Estimated assuming healthy US and Canada public retailers (defined by total leverage of <2.5x LTM EBITDA) with LTM EBITDA > $10.0 mm will liquidate 10% of stores / inventory in the normal course of business. Value as of 12/31/08. Only includes SEC reporting retailers.
(3) 2002 US Census and excludes motor vehicles & parts and gas stations.
(4) Wall Street research.
Growth Initiatives:  Retail Liquidations
Launched Real Estate Division in May 2008
with 5 full time real estate professionals in
Manhattan office with 60 years of combined
real estate experience
Engaged to work on Fortunoff real estate
portfolio
Foundation for new business plan based on
successful prior healthy retailer transaction
model
Identified candidate to spearhead sales effort
GA to employ a comprehensive, multi-channel
marketing approach
Marketing to prospective retailers underway
Relationship with Smith & Williamson, a UK-
based financial advisory firm
Provides immediate access to both
distressed and healthy clients
Three retail projects already identified
Recent Activity
$8+  billion of
inventory value (2)
454 retailers with
over 100 stores (3)
10 billion square
footage of retail
space in US (4)
70 largest retailers in
US operate 3.1
billion square feet (4)
Natural complement to liquidation practice
Currently underdeveloped market
GA estimates non-distressed retailers typically
close 10% - 15% of  stores annually (lease
expiration, underperformance, relocation)
Create sustainable revenue streams regardless of
economic cycle
Increasing scale of national retailers creating
demand for outsourced services
“Healthy Retailer”
Store Closings
NA Closing stores involves both liquidating inventory,
mitigating lease liability, and maximizing real
estate value
Market currently led by DJM Realty, a subsidiary
of Gordon Brothers Group, but market large
enough for another service provider
Significant cross-selling opportunity between
Retail Liquidation and Real Estate Divisions
Real Estate
Services
$70+  billion of
inventory value (1)
Western Europe and the UK slower to emerge
from economic downturn than US
Fewer competitors, potential for higher margins
Deal approach and business model is applicable
Ability to leverage relationships with US banks that
have foreign credits
International
Expansion
Est. Market Size Rationale Opportunity
GA well positioned to leverage core competencies and capitalize on emerging market opportunities

Auctions Division Overview
GA derives its revenue from either a fee or guarantee basis
Fee basis – typical fee range between 8% and 15% of realized asset sales
Guarantee basis – typical margin above the purchase basis between
12% and 20%
Revenue
Model
Increase auction participation and profitability by attracting new buyers and expanding auction formats
Leverage GA’s market position and proprietary databases to further expand and increase profitability of auction business
Greater focus on fee transactions
Implement growth initiatives by leveraging existing infrastructure
Strategy
Designs and implements customized disposition programs to assist its clients with converting excess inventory and operational assets into working capital
Services provided to clients across wide range of industries
Conducts auctions using a wide variety of formats including online
Auctioned over $600 million in asset value (LTM 3/31/09)
Overview
Auctions by Industry
Revenue Model
Note: Based on number of transactions for 2006-2008.
Note: Based on number of transactions for the period of LTM 3/31/09.
Guarantee
30%
Fee
70%
Industrial
Machinery
39%
Woodworking
7%
Warehouse &
Distribution
7%
Transportation
7%
Hospitals &
Medical
10%
Construction
11%
Memorabilia &
Consumer
17%
Aviation
2%

GREAT AMERICAN GROUP

independence air
BOMBARDIER

SAINT AGNES HOSPITAL
Brunswick Hospital
HEALTHSOUTH

MIDAS
DAIMLERCHRYSLER
SMITTYBILT The Original

PACSUN
EAGLE Low Prices & Quality Foods

Dreyer's
BLACK & DECKER

MOHAWK CONCRETE
MARINE "Pipeline Construction"

STARDUST RESORT & CASINO • LAS VEGAS
BayMeadows RACECOURSE

Baldwin
International Forest Products Corporation

Leader Across Multiple Industries
Nationally recognized auction house
Industry Aviation
Hospitals and Medical
Equipment
Transportation
Warehouse and
Distribution
2006-2008
Transactions
4 18 13 12
Representative
Transactions
Industry Industrial Machinery Construction
Memorabilia and
Consumer Sales
Woodworking
2006-2008
Transactions
70 20 30 13
Representative
Transactions

Growth Initiatives:  Auctions
Launched in 2000
In 2009, out of 3,000 customers in the MPC
Computer auction, 2,000 participated via the
webcast
Recently redesigned Web interface nearly
complete
In 2008, auctioned off used equipment for
one of the largest retailers in the world
through GA’s continuous online auction
platform
Signed 50/50 JV with leading real estate
manager Kelly Capital in March 2009
Developed national marketing plan
Hired a team of seasoned home auction
professionals
Recent Activity
$134 billion (2) Leverage GA’s auction experience, extensive customer base and broker-dealer networks
Inexpensive means to dispose of any type of
product, machinery or equipment that does
not require a live auction
B2B bulk sales
Small lot industrial items
Miscellaneous
E-Commerce
NA Enhance auction participation to increase
recovery value and reduce projected
expenses
GA estimates that top 15 industrial auction
firms now webcast 75% of all auctions
Allows Great American to conduct live
auctions for industrial products and
equipment located in remote areas
Complements home foreclosure initiative
Webcasting
$6.5 billion (1) Leverage GA’s extensive auction experience
to participate in bourgeoning multi-billion
dollar home foreclosure market
National reach and access to capital
positions, GA to be a major player
Proven success by REDC – auctioned $3.4
billion in home value in 2008
Home
Foreclosures
Est. Market Size Rationale Opportunity
(1) Assumes 8.1 million estimated foreclosed homes from 2009 through 2012, $100,000 average selling price, 10% of foreclosed homes sold via auction, 80% of homes at auction are sold and auctioneer receives 10% of average selling price. Based on Wall Street research.
(2)
Total E-Commerce market including both B2B and B2C segments. Based on U.S. Census report dated 2/17/09.

100
200
300
400
500
600
700
800
2003 2004 2005 2006 2007 2008
Appraisal Division Overview
Recurring revenue stream as appraisals are
typically done quarterly
GA receives a fixed fee for its valuation and
advisory services
Revenue
Model
Increase sales by providing appraisal/valuation
services to existing customers
Cross-sell Retail Liquidation and Auction
Services
Expand product offering internationally
Strategy
Provides independent appraisals to financial
institutions and corporations for estimated
liquidation values of assets
Valuation and advisory services across four
categories
Retail inventory
Industrial inventory
Intellectual property
Real estate
Conducted more than 715 appraisals in 2008,
representing an estimated $190 billion in assets
reviewed
Consistent recurring revenue stream with
10%+ annual growth since 2003
Overview
Number and Value of Appraisals
Select Clients Select Clients Appraised
In 2008, $40 bn retail inventory
appraised and $150bn industrial
assets appraised
CAGR = 11%

GREAT AMERICAN GROUP

Retail Liquidations
Appraisals
Auctions

Synergistic Model Provides Cross Selling Opportunities
Deal leads for liquidation, auction and
real estate opportunities from Appraisal
Division
Knowledge gained from auctions and
liquidations strengthen appraisal
business
Knowledge gained from appraisal
projects provides competitive advantage
over peers in public auctions
Fixture and other PP&E projects
sourced from distressed and healthy
retailers
Within store closing projects, pitch both
liquidation and real estate services
GA believes this synergistic model can
be replicated in Europe

Financial Overview

Financial Summary
Great American’s business exhibits significant operating leverage
$48
$45
$50
$19
$17
$28
$58
$17
$15
$20
$22
$2 $1
$79
$8
$35
$0
$10
$20
$30
$40
$50
$60
$70
$80
2006 2007 2008 LTM 2006 2007 2008 LTM 2006 2007 2008 LTM 2006 2007 2008 LTM
Auction and Liquidation Valuation and Appraisal Corporate and other (1) Consolidated (1)
Revenues
Gross Profit Adjusted SG&A (1)
Adjusted EBITDA
Note: Dollars in millions
(1)  The following adjustments were made to SG&A to arrive at Adjusted SG&A;  (D&A = Depreciation and amortization; SBP = Share based payments; DCP = Deferred compensation plan;
FV = Change in Fair Value of Mandatory Redeemable Noncontrolling Interests; and Other Income (Expense)):
2006 - Total $650k (D&A $320k; SBP $240k; DCP $(361k); FV $400k; and Other Income $51k)
2007 - Total $5,825k (D&A $289k; SBP $175k; DCP $4,894k; FV $411; and Other Income $56k)
2008 - Total $1,675k (D&A $299k; SBP $880k; DCP $401k; FV $0k; and Other Income $95k)
LTM - Total $8,214k (D&A $326k; SBP $399k; DCP $7,342k; FV $0k; and Other Income $147k)

Financial Summary: Income Statement
(Dollars in thousands) Twelve Months
Ended
2006 2007 2008 March 31, 2009 2008 2009
Revenues $47,614 $45,048 $50,141 $79,169 $11,628 $40,656
Direct cost of revenues 28,980 28,375 22,303 21,420 6,740 5,857
Gross Profit 18,634 16,673 27,838 57,749 4,888 34,799
Selling, general and administrative expenses 17,605 21,320 21,696 30,760 5,041 14,105
Operating income (loss) 1,029 (4,647) 6,142 26,989 (153) 20,694
Other income (expense), net 319 449 253 241 34 22
Interest expense (3,767) (1,037) (4,063) (9,854) (139) (5,930)
Income from continuing operations (2,419) (5,235) 2,332 17,376 (258) 14,786
Loss from discontinued operations (5,960) (5,072) (2,069) (1,980) (89) 0
Net income (loss) ($8,379) ($10,307) $263 $15,396 ($347) $14,786
EBITDA Adjustments to Net Income
Interest expense 3,767 1,037 4,063 9,854 139 5,930
Interest income (268) (393) (158) (94) (68) (4)
Depreciation and amortization expense 431 390 433 476 99 142
Share based payments 240 175 880 399 581 100
Deferred compensation plan (361) 4,894 401 7,342 178 7,119
Change in fair value mandatory redeemable noncontrolling interests 400 411 0 0 0 0
Loss from discontinued operations 5,960 5,072 2,069 1,980 89 0
Total EBITDA Adjustments 10,169 11,586 7,688 19,957 1,018 13,287
Adjusted EBITDA $1,790 $1,279 $7,951 $35,353 $671 $28,073
Three Months Ended March 31, Years Ended December 31,

Financial Summary: Income by Business Line
(Dollars in thousands) Twelve Months
Ended
2006 2007 2008 March 31, 2009 2008 2009
Revenues
Auction and Liquidation $34,284 $29,677 $33,321 $60,994 $7,558 $35,231
Valuation and Appraisal 13,330 15,371 16,820 18,175 4,070 5,425
Sub-total 47,614 45,048 50,141 79,169 11,628 40,656
Direct cost of revenues
Auction and Liquidation 23,054 21,082 14,580 13,611 4,680 3,711
Valuation and Appraisal 5,926 7,293 7,723 7,809 2,060 2,146
Sub-total 28,980 28,375 22,303 21,420 6,740 5,857
Gross Profit
Auction and Liquidation 11,230 8,595 18,741 47,383 2,878 31,520
Valuation and Appraisal 7,404 8,078 9,097 10,366 2,010 3,279
Sub-total 18,634 16,673 27,838 57,749 4,888 34,799
Adjusted SG&A (1)
Auction and Liquidation 4,703 4,645 4,217 4,017 1,279 1,079
Valuation and Appraisal 3,815 4,719 7,310 7,412 1,905 2,007
Corporate and other 8,326 6,030 8,360 10,967 1,033 3,640
Sub-total 16,844 15,394 19,887 22,396 4,217 6,726
Adjusted EBITDA
Auction and Liquidation 6,527 3,950 14,524 43,366 1,599 30,441
Valuation and Appraisal 3,589 3,359 1,787 2,954 105 1,272
Corporate and other (8,326) (6,030) (8,360) (10,967) (1,033) (3,640)
Sub-total $1,790 $1,279 $7,951 $35,353 $671 $28,073
(1)  The following adjustments were made to SG&A to arrive at Adjusted SG&A;  (D&A = Depreciation and amortization; SBP = Share based payments; DCP = Deferred compensation plan;
FV = Change in Fair Value of Mandatory Redeemable Noncontrolling Interests; and Other Income (Expense)):
2006 - Total $650k (D&A $320k; SBP $240k; DCP $(361k); FV $400k; and Other Income $51k)
2007 - Total $5,825k (D&A $289k; SBP $175k; DCP $4,894k; FV $411; and Other Income $56k)
2008 - Total $1,675k (D&A $299k; SBP $880k; DCP $401k; FV $0k; and Other Income $95k)
LTM - Total $8,214k (D&A $326k; SBP $399k; DCP $7,342k; FV $0k; and Other Income $147k)
1Q08 - Total $793k (D&A $68k; SBP $581k; DCP $178k; FV $0k; and Other Income (Expense) ($34k))
1Q09 - Total $7,332k (D&A $95k; SBP $100k; DCP $7,119k; FV $0k; and Other Income $18k)
Years Ended December 31, Three Months Ended March 31,

Financial Summary: Balance Sheet
(Dollars in thousands) December 31, March 31,
2007 2008 2009
Assets
Current assets:
Cash and cash equivalents $16,029 $16,965 $58,399
Restricted cash —     3,653   23,221
Accounts receivable, net 3,524   4,703   2,986
Advances against customer contracts 7,878   2,971   10,575
Goods held for sale or auction 5,395   17,842   16,603
Assets of discontinued operations 3,401   1,217   537
Prepaid expenses and other current assets 721   673   766
Total current assets 36,948   48,024   113,087
Property and equipment, net 345   1,087   1,054
Goodwill and other intangibles, net 6,424   6,232   6,192
Other assets 375   488   496
Total assets $44,092 $55,831 $120,829
Liabilities and Members' Equity
Current liabilities:
Accounts payable and accrued liabilities $6,427 $14,914 $11,437
Accrued compensation plans 7,603   6,938   13,791
Auction and liquidation proceeds payable 2,695   1,891   1,533
Amounts payable under collaborative arrangements —     —     38,500
Mandatory redeemable noncontrolling interests 1,303   1,928   2,300
Revolving credit facilities 7,900   —     7,555
Current portion of long-term debt 659   291   295
Note payable —     10,984   11,521
Current portion of capital lease obligation 12   167   167
Total current liabilities 26,599   37,113   87,099
Capital lease obligation, net of current portion 21   232   192
Long-term debt, net of current portion 4,300   3,985   3,985
Total liabilities 30,920   41,330   91,276
Commitments and contingencies
Members' equity:
Members’ equity 15,881   16,144   30,930
Deferred compensation - members / officers (2,709) (1,643) (1,377)
Total members' equity 13,172   14,501   29,553
Total liabilities and members' equity $44,092 $55,831 $120,829

Potential Gross Profit by Business Line
Illustrative Gross Profit Assuming Various Levels of Business Activity
($ in millions, except footnotes) Range of Annual Business Activity by Line
Retail Liquidations I II III IV V
$ Value of Retail Inventory Liquidated
(1)
$2,000 $3,000 $4,000 $5,000 $6,000
Potential Deal Profit
(2)
$70 $105 $140 $175 $210
Potential GA Gross Profit
(3)
$35 $53 $70 $88 $105
(1) Average of approximately $1.9 billion retail value liquidated annually from 1999-2008
(2) Assumes average deal profit of 3.5% of retail value; 10 year historical average estimated at 3.6%
(3) Assumes 50% participation for GA in collaborative liquidation engagements; average participation % in collaborative liquidation engagements over the last 12 months is 38%
Healthy Retailer Liquidations I II III IV V
# Healthy Retailer Clients 2 5 10 15 20
Stores Liquidated (at 25 stores per client) 50 125 250 375 500
Potential GA Gross Profit
(1)
$1 $3 $6 $9 $13
(1) Assumes an average of $25k gross profit per store liquidation
W&I Liquidations I II III IV V
$ Auction Sales Proceeds
(1)
$25 $50 $75 $100 $125
Potential GA Gross Profit
(2) (3)
$2 $4 $5 $7 $9
(1) During period 2006-2008, annual auction sales proceeds averaged approximately $50 million
(2) Assumes an average of 8% deal profit on W&I sales proceeds;
     2006-2008 deal profit averaged approximately 8% of liquidation proceeds
(3) Assumes 90% participation for GA in collaborative W&I liquidation engagements
            Note:  This information is being provided to illustrate the potential gross profits for Great American’s business lines depending on various economic conditions and other factors, many of which are beyond Great American’s control.  This information constitutes “forward-looking statements,” as described on page 2 of this presentation, and is subject to the risks, uncertainties and other factors described therein.

Potential Gross Profit by Business Line
Illustrative Gross Profit Assuming Various Levels of Business Activity
Note:  This information is being provided to illustrate the potential gross profits for Great American’s business lines depending on various economic conditions and other factors, many of which are beyond Great American’s control. This information constitutes “forward-looking statements,” as described on page 2 of this presentation, and is subject to the risks, uncertainties and other factors described therein.
($ in millions, except footnotes) Range of Annual Business Activity by Line
Appraisals I II III IV V
Number of Appraisals
(1)
700 750 800 850 900
Potential GA Gross Revenue
(2)
$18 $19 $20 $21 $23
Potential GA Gross Profit
(3)
$9 $10 $11 $11 $12
(1) Over 700 appraisals completed in 2008
(2) Assumes an average of $25k revenue per appraisal
(3) Assumes 54% gross margin based upon historical 2006-2008 average of 54%
Home Auctions I II III IV V
Number of Auctions (per year) 2 6 10 14 18
# of Homes Sold
(1)
420 1,260 2,100 2,940 3,780
Average Home Price $0.130 $0.130 $0.130 $0.130 $0.130
Total Value of Homes Sold $55 $164 $273 $382 $491
Potential Gross Revenue
(2)
$5 $16 $27 $38 $49
Potential GA Gross Profit
(3)
$1 $3 $5 $8 $10
(1) REDC sold 38,200 homes in 2008
(2) Assumes average fee revenue of 10% sale price
(3) GA's participation of 50% in venture; assumes 20% gross profit margin to GA

Note:  This information is being provided to illustrate the potential gross profits for Great American’s business lines depending on various economic conditions and other factors, many of which are beyond Great American’s control.  This information constitutes “forward-looking statements,” as described on page 2 of this presentation, and is subject to the risks, uncertainties and other factors described therein.
35
Potential Gross Profit by Business Line
Illustrative Gross Profit Assuming Various Levels of Business Activity
($ in millions, except footnotes) Range of Annual Business Activity by Line
International ($ in USD) I II III IV V
$ Value of Retail Inventory Liquidated $100 $250 $500 $750 $1,000
Potential GA Gross Profit
(1) (2)
$4 $9 $18 $26 $35
(1) Assumes average deal profit of 3.5% of retail value; 10 year historical domestic average estimated at 3.6%
(2) Assumes 100% participation for GA in liquidation engagements
# Healthy Retailer Clients 0 2 4 6 8
Stores Liquidated (at 25 stores per client) 0 50 100 150 200
Potential GA Gross Profit
(3)
$0 $1 $3 $4 $5
(3) Assumes an average of $25k net contribution per store liquidation
W&I $ Auction Sales Proceeds $0 $10 $20 $30 $40
Potential GA Gross Profit
(4)
$0 $1 $2 $2 $3
(4) Assumes an average of 8% deal profit on W&I sales proceeds;
     2006-2008 domestic deal profit for averaged approximately 8% of liquidation proceeds
Appraisals (Number per Year) 10 25 50 75 100
Potential GA Gross Profit
(5)
$0 $1 $1 $2 $3
Potential GA Gross Profit
(6)
$0 $0 $1 $1 $1
(5) Assumes an average of $25k revenue per appraisal
(6) Assumes 54% gross margin based upon historical 2006-2008 domestic average of 54%

Summary

One of the leading asset disposition and appraisal service providers in North America
Participated in liquidations and auctions of assets approximating $30 billion since 1995
A leader in Retail Liquidations and ABL Appraisals
Recognized Market Leader
Track Record of Success
Significant
Barriers to Entry
Scalable Platform
Poised for Growth
Economic Conditions
Conducive to GA business
Pursued over 55 auctioned retail bankruptcy projects representing $9.2 billion of inventory; participated in 44% of all major inventory liquidations over past six years
Long-term profitable track record; 95% of equity based transactions profitable
Established reputation for experience, service and execution provides stability of deal flow across business divisions
Gained market share profitability over past twelve months
One of the big three retail liquidators; experience, scale and capital pose significant obstacles to new entrants
Proprietary database of SKU level sales data based upon historical liquidations provide GA with significant competitive advantage in analyzing new deals and assessing profit potential
GA’s extensive network of over 250 field consultants with specialized expertise in industry sub-sectors is not easily replicated by potential new entrants to the liquidation market
Infrastructure (relationships, intellectual capital) from which to leverage into additional large markets
Recent initiative into home auctions to capture burgeoning home foreclosure market
Sizeable market to assist “healthy retailers” in normal disposition of stores; US retailers (over 25 stores) with estimated 285,000 stores and $200 billion inventory
(2)
Relationship with UK-based financial advisory firm expected to provide launch pad for UK effort; UK represents the
3rd
largest retail
market in world
(3)
Further opportunities in real estate, M&A services, and a mezzanine fund
Unprecedented opportunity due to current economic conditions and secular industry changes
Store count and square footage growth among national retailers suggests potential for significant increase in store closures as overleveraged consumers continue to tighten spending
Difficult environment for retailers; distressed US retailers “at-risk” with over $40 billion of inventory
(1)
Investment Summary
(1) Estimated assuming distressed retailers (defined by total leverage of >2.5x LTM EBITDA) with LTM EBITDA >$10.0mm. Includes only firms with public filings. Source: CapIQ.
(2) Company estimates based on US Census Data.
(3) Wall Street Research.

Appendix

GREAT AMERICAN GROUP

PUBLIC AUCTION
MPC & GATEWAY PROFESSIONAL
BID ONSITE!
BID ONLINE!
mpc
Gateway Professional
OVER $50 MILLION
IN BRAND NEW COMPUTER SYSTEMS
LAPTOPS, SERVERS, PARTS & COMPONENTS
10:00 A.M.(MST), WEDNESDAY, THURSDAY, FRIDAY, MARCH 11, 12 & 13
906 EAST KARCHER ROAD, NAMPA (BOISE), ID
GREAT AMERICAN GROUP

How an Auction Works: MPC Computers
Situation Synopsis:
In November 2008, MPC Computers, a computer-hardware company, filed for bankruptcy
Key Events:
Great American generated the lead through Focus Management
Great American sent a team of in-house consultants and independent consultants to evaluate the recovery value of inventory, machinery and fixtures
After thorough analysis of historic recovery values, Great American entered into a fee based deal structure to sell MPC assets
Used a variety of advertising including TV, radio, posters, and newspapers to promote event
The Result:
Over 1,000 consumers attended the live auction event and 2,000 consumers logged on Great American’s website for the three day auction
W&I assets are not usually available to the customer in a store-based environment, therefore auctions are the primary means of disposition

GREAT AMERICAN GROUP

GREAT AMERICAN GROUP
WHOLESALE & INDUSTRIAL SERVICES
Aviation
2-Day Major Public
WEBCAST AUCTION
MAJOR PUBLIC
WEBCAST AUCTION
WILSON
Public Auction
BOEING
Public Auction
A/G AIRCRAFT SERVICES, INC.
REPAIR, MAINTENANCE
& OVERHAUL FACILITY
AMI

GREAT AMERICAN GROUP
WHOLESALE & INDUSTRIAL SERVICES
Hospitals and
Medical Equipment
2-Day Webcast
MAJOR PUBLIC AUCTION
3-Day Webcast
MAJOR PUBLIC AUCTION
UNITED HOSPITAL MEDICAL CENTER
TOTAL HOSPITAL
LIQUIDATION
PUBLIC AUCTION
PUBLIC WEBCAST AUCTION
Major Public
Webcast Auction
Weinberger Sinus Clinic
Major Public Auction
TOTAL HOSPITAL
LIQUIDATION

40 Auction Advertisements

41 Note: Though AAMAC believes that the companies listed above operate one or more businesses comparable to Great American's liquidation, auction or appraisal business units, they also engage in other operations, the results of which are reflected in the financial data above. This financial data should not be relied upon in evaluating Great American's or the Company's financial condition or future operating  performance.
Select Comparable Companies
Great American Comparable Company Trading Multiples as of 7/24/2009
(Dollars in millions except per share price)
Stock Price % of 52 Market Enterprise Price / LTM Financials EV/ Revenue EV/ EBITDA
7/24/2009 Week High Cap. (MV) Value (EV) NTM EPS Revenue EBITDA LTM 2009 2010 LTM 2009 2010
Copart Inc. $34.02 72% $2,862 $2,743 18.2x $765 $277 3.6x 3.6x 3.4x 9.9x 9.8x 9.1x
FTI Consulting, Inc. 55.09 69% 2,828 3,235 19.2x 1,334 291 2.4x 2.2x 1.9x 11.1x 9.8x 8.1x
Liquidity Services, Inc. 11.01 85% 303 249 20.3x 257 19 1.0x 1.0x NA 13.2x 9.6x NA
Ritchie Bros. Auctioneers Inc. 25.07 89% 2,637 2,509 27.9x 357 146 7.0x 6.7x 6.1x 17.1x 15.4x 13.5x
Sotheby's 13.53 47% 906 1,388 NM 617 65 2.3x 3.2x 3.0x 21.5x 26.2x 18.3x
Median 2.4x 3.2x 3.2x 13.2x 9.8x 11.3x
Mean 3.3x 3.3x 3.6x 14.6x 14.2x 12.3x
Company

Adjusted EBITDA Reconciliation
(Dollars in thousands) Twelve Months
Ended
2006 2007 2008 2008 2009 March 31, 2009
Net income (loss) (8,379) $             (10,307) $           263 $                   (347) $                    14,786 $               15,396 $
EBITDA Adjustments:
Interest expense 3,767                   1,037                   4,063                   139                        5,930                     9,854
Interest income (268)                    (393)                    (158)                    (68)                         (4)                           (94)
Depreciation and amortization expense 431                      390                      433                      99                          142                        476
Share based payments 240                      175                      880                      581                        100                        399
Deferred compensation plan (361)                    4,894                   401                      178                        7,119                     7,342
Change in fair value mandatorily
redeemable noncontrolling interests 400                      411                      -                      -                         -                         -
Loss from discontinued operations 5,960                   5,072                   2,069                   89                          -                         1,980
Total EBITDA Adjustments 10,169                11,586                7,688                   1,018                     13,287                   19,957
Adjusted EBITDA 1,790 $               1,279 $               7,951 $               671 $                     28,073 $               35,353 $
Years Ended December 31, Three Months Ended March 31,
EBITDA is defined as net income (loss) before interest expense, interest income, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before income (loss) on discontinued operations, deferred compensation expense, share based payment expense and change in fair value mandatorily redeemable noncontrolling interests.  EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies, including companies in the auction, appraisal and asset valuation industries.  Accordingly, Great American believes that these financial measures may be useful to investors in assessing its operating performance.
Users of this financial information should consider the type of material events and transactions that are excluded from EBITDA and Adjusted EBITDA and the material limitations of these financial measures, including that they exclude net interest expense, interest income, depreciation and amortization.

43 Investor Presentation July 2009 Leading Asset Disposition Specialist